                                                                   EXHIBIT 23.2


                          CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 11, 2000, with respect to the consolidated financial statements of PEAK6 Investments, L.P. included in Amendment No. 1 to the Form S-1 Registration Statement (No. 333-58120) and related Prospectus of PEAK6 Corporation dated October 2, 2001.

                                    /s/ Altschuler, Melvoin and Glasser LLP
                                    ALTSCHULER, MELVOIN AND GLASSER LLP

Chicago, Illinois
October 1, 2001